UNITED STATES

SECURITIES AND   EXCHANGE COMMISSION

Washington, DC 20549 FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) Dec 27, 2017

Hoverink Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54830	46-3590875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Century Park East., 24th Floor Los Angeles, California 90067

(Address of principal executive offices, including zip code)

(866) 443-4666

(Registrant's telephone number, including area code)

Hoverink International Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see

General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR

240.12b-2).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 1.01 Entry into a Material Definitive Agreement

On December 1, 2017 we borrowed $13,020 pursuant to an unsecured loan agreement with Cyrus Sajna.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.

9.1

Description

Loan Agreement with Cyrus Sajna

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVERINK BIOTECHNOLOGIES, INC.

Dated: Dec 28, 2017

By:  /s/Debbie Carter

CEO, CFO

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